UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(347) 313-8109

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on August 26, 2024, PowerUp Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger by and among the Company, PowerUp Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), SRIRAMA Associates, LLC, a Delaware limited liability company (the “Sponsor”), Stephen Quesenberry, in the capacity as the representative from and after the Effective Time for the Aspire stockholders as of immediately prior to the Effective Time (the “Seller Representative”), and Aspire Biopharma, Inc., a Puerto Rico corporation (“Aspire”) (as may be amended and/or restated from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other things, the parties will effect the merger of Merger Sub with and into Aspire (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Aspire continuing as the surviving entity and a wholly owned subsidiary of the Company.

On September 5, 2024, and in connection with the due diligence process, the parties entered into an Amendment Agreement (the “Amendment Agreement”). The Amendment Agreement: (i) adjusted the Merger Consideration to be consistent with the aggregate post-Closing ownership percentage of the Aspire stockholders that the parties had anticipated to be reflected in the consummation of the Business Combination, (ii) adjusted the size of the pool of available equity in the equity incentive plan for the initial fiscal year following Closing to be consistent with what the parties had anticipated to be reflected in the consummation of the Business Combination, and (iii) provided additional time for the parties to deliver disclosure schedules and conduct due diligence reviews.

All terms used in this Item 1.01 and not defined herein shall have the meanings set forth in the Business Combination Agreement. The foregoing summary of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is filed as Exhibit 2.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between PowerUp and Aspire, including without limitation statements regarding the anticipated benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the implied enterprise value, future financial condition and performance of Aspire and the combined company after the closing and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, the level of redemptions of PowerUp’s public shareholders and the products and markets and expected future performance and market opportunities of Aspire. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of PowerUp’s securities; (ii) the risk that the proposed Business Combination may not be completed by PowerUp’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Business Combination Agreement by the shareholders of PowerUp, the satisfaction of the closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) redemptions exceeding anticipated levels; (vi) the failure to meet Nasdaq initial listing standards in connection with the consummation of the proposed Business Combination; (vii) the effect of the announcement or pendency of the proposed Business Combination on Aspire’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Aspire; (ix) the outcome of any legal proceedings that may be instituted against Aspire or against PowerUp related to the Business Combination Agreement or the proposed Business Combination; (x) changes in the markets in which Aspire competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Aspire may not be able to execute its growth strategies; (xiii) risks related to supply chain disruptions; (xiv) the risk that Aspire may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Business Combination and the failure to realize anticipated benefits of the proposed Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Aspire to grow and manage growth economically and hire and retain key employees; (xvii) inability to achieve successful results or to obtain licensing of third-party intellectual property rights for future discovery and development of Aspire’s projects; (xviii) failure to commercialize products and achieve market acceptance of such products; (xix) the risk that Aspire will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Aspire, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Aspire’s business; (xxii) risks associated with intellectual property protection; (xxiii) the risk that Aspire is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in PowerUp’s filings with the SEC and that will be contained in the proxy statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement and the amendments thereto, and other documents to be filed by PowerUp from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Aspire and PowerUp may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Aspire or PowerUp gives any assurance that Aspire or PowerUp, or the combined company, will achieve expectations. These forward-looking statements should not be relied upon as representing PowerUp’s or Aspire’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the proposed Business Combination, PowerUp intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus of PowerUp, and will file other documents regarding the proposed Business Combination with the SEC. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that PowerUp has filed or may file with the SEC in connection with the proposed Business Combination. Shareholders and other interested persons are advised to read, when available, the registration statement and the amendments thereto, and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about PowerUp, Aspire, the Business Combination Agreement, and the proposed Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of PowerUp as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, investors and shareholders of PowerUp are urged to carefully read the entire proxy statement, when available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. PowerUp’s investors and shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: PowerUp Acquisition Corp., 188 Grand Street Unit #195, New York, NY 10013.

Participants in the Solicitation

PowerUp, Aspire, and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from PowerUp’s shareholders with respect to the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of PowerUp’s directors and officers in PowerUp’s filings with the SEC, including, when filed with the SEC, the registration statement and the amendments thereto, and other documents filed with the SEC. Such information with respect to Aspire’s directors and executive officers will also be included in the registration statement.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment Agreement between PowerUp Acquisition Corp., PowerUp Merger Sub II, Inc., SRIRAMA Associates, LLC, Stephen Quesenberry, and Aspire Biopharma, Inc. dated September 5, 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: September 6, 2024